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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 30, 2004


                              ANGELICA CORPORATION
             (Exact name of registrant as specified in its charter)


          Missouri                    1-5674               43-0905260
(State or other jurisdiction       (Commission          (I.R.S. Employer
      of incorporation)             File Number)       Identification No.)

       424 South Woods Mill Road
        Chesterfield, Missouri                             63017-3406
(Address of principal executive offices)                   (Zip Code)

                                 (314) 854-3800
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02    Results of Operations and Financial Condition

             On November 30, 2004, Angelica Corporation (the "Registrant") issued a press release announcing its earnings for the third quarter ended October 30, 2004. A copy of the press release is attached as Exhibit 99.1, which is incorporated herein by reference.

             The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, unless the Registrant specifically incorporates it by reference in a document filed under the Securities Act of 1933 or Securities Exchange Act of 1934.


Item 9.01    Financial Statements and Exhibits

             (c)     Exhibits

                     99.1    Earnings Press Release, dated November 30, 2004.




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                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 30, 2004


                                             ANGELICA CORPORATION



                                             By: /s/ James W. Shaffer
                                                 -------------------------------
                                                 James W. Shaffer
                                                 Vice President, Treasurer and
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.      Description
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99.1             Earnings Press Release, dated November 30, 2004.





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